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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-10699) of Tractor Supply Company of our report dated January 22, 1997 appearing on page 15 of the Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K.



/s/ PRICE WATERHOUSE LLP
------------------------
Nashville, Tennessee
March 19, 1997